UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): July 23, 2020

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3520, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 23, 2020, the United States District Court for the Southern District of New York (the “Court”) entered an order preliminarily approving the Settlement (as such term is defined below). In its order, the Court directed that, within 10 calendar days of the order: (i) copies of the Notice (as such term is defined below) and the Settlement be attached as exhibits to a Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”); (ii) counsel for Arne H. Fredly, Heng Ren Silk Road Investments LLC, Heng Ren Investments LP, derivatively on behalf of Sino Agro Food, Inc. (collectively, the “Plaintiffs”) shall file the Notice via a national wire service; and (iii) the same Form 8-K be posted, along with its attachments, on the Company’s corporate website.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, neither Exhibit 99.1 nor Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 8.01	OTHER EVENTS.

On June 27, 2020, Sino Agro Food, Inc. (the “Company”), entered into a proposed settlement agreement (the “Settlement”) that is intended to settle the previously disclosed derivative litigation captioned Heng Ren Silk Road Investments LLC, Heng Ren Investments LP, derivatively on behalf of Sino Agro Food Inc. v. Sino Agro Food Inc., Lee Yip Kun Solomon, Tan Poay Teik, Chen Bor Hann, Lim Chang Soh, and Sino Agro Food Inc., as the nominal defendant (Case No.: 19-cv-02680) (as amended, the “Complaint”) against the Company and certain of its officers and directors pending in the United States District Court for the Southern District of New York (the “Court”). As previously disclosed, the Complaint alleges violations of the federal securities laws and breaches of fiduciary duties (including gross mismanagement of the Company) by the individual defendants, based on allegations concerning, inter alia, a material default of its obligations under a commercial loan agreement, misleading and false statements (including material omissions) by the individual defendants, and unauthorized issuance of new shares of common stock to pay debts that, in the view of the plaintiffs, has diluted shareholder ownership and oppressed shareholders of the Company.

On July 23, 2020, the Court issued an Order (the “Order”) preliminarily approving settlement, authorizing notice and scheduling the settlement hearing for the Complaint. Under the terms of the Order, among other things, within 10 calendar days of the Order (i) the Company shall provide notice of the Settlement by filing with the SEC a Form 8-K, which shall include as exhibits (A) the Notice of Proposed Settlement of Shareholder Derivative Litigation (the “Notice”) and (B) the Settlement, (ii) counsel for the Plaintiffs shall file the Notice via a national wire service and (iii) the Company shall make available on its corporate website the Form 8-K and exhibits for the time period set forth in the Order. In addition, the Order scheduled a settlement hearing for October 13, 2020 to consider whether to grant final approval to the Settlement.

The Settlement provides for the following terms, as further set forth therein:

•	Adoption of corporate governance reforms overall by the Company, concerning, in particular, the manner in which monetary and non-monetary related party transactions are accounted for and disclosed to shareholders

•	A corporate governance committee will be created to implement best practices and receive recommendations form shareholders, to ensure strong governance
•	Execution of a share dividend distribution of 18.3 million shares of Tri-way Industries Limited (“Tri-way”), the Company’s unconsolidated equity investee, to shareholders of record, originally announced in 2018, to Company shareholders as soon as practicable
•	Upon the proposed settlement’s approval by the Court, the Company and the Plaintiffs agree that effective immediately one individual designated by the Plaintiffs shall be appointed as a director to the Company’s board (the “SIAF Directors”). The Company will also support the appointment of another individual nominated by the Plaintiffs to the board of Tri-way (the “Tri-way Director”, and together with the SIAF Director, the “Independent Directors”). The SIAF Director will be appointed as Chairman of the Internal Control and Audit Committee of the Company. The Company will also support the appointment of the Tri-way Director to the Internal Control and Audit Committee of Tri-way
•	The parties agree to analyze the possibility of reducing the number of total and issued outstanding shares of the Company, and also its buyback commitments
•	All future share issuances, other than the previously disclosed offering of 7% Series G Non-convertible Cumulative Redeemable Perpetual Preferred Stock, shall require the unanimous approval of the Company’s board of directors
•	Share issuances by the Company to collateralize loans will cease if and when any other forms of debt financing are available to replace equity financing. Equity financing is an option only if new share issuances are executed with the unanimous recommendation of the board of directors, and only if it is deemed to materially benefit the Company and all its shareholders
•	The parties agree to immediately begin an executive search to hire a new Chief Financial Officer for the Company. The search will start after the appointment of the Independent Directors. The new CFO should be hired as soon as practicable
•	The parties agree to explore the potential sale, transfer, or sunset of the Company’s Series A Preferred Stock if it is in the best interest of the Company
•	As reimbursement for the cost of maintaining this litigation, negotiating and obtaining this proposed settlement, and sole compensation for service on the Tri-Way and Company boards, Plaintiffs shall receive shares in Tri-way transferred from Mr. Lee Yip Kun’s own equity interest in Tri-way, with 175,000 shares to Heng Ren Silk Road Investments LLC, 75,000 shares to Heng Ren Investments LP, and 1.0 million shares to Apollo Asset Ltd.
•	The parties agree to explore the possibility of identifying and inviting strategic investors in the Company and/or Tri-way

The Settlement contains no admission of wrongdoing. The Company has always maintained and continues to believe that it did not engage in any wrongdoing or otherwise commit any violation of federal or state securities laws or other laws.

While the Settlement has been approved by the Court, there can be no assurance that the settlement will be finalized and approved by the Court or properly objected to by any shareholders and, even if approved, whether the conditions to closing will be satisfied, and the actual outcome of this matter may differ materially from the terms of the settlement described herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Notice of Proposed Settlement of Shareholder Derivative Litigation
99.2	Proposed Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date:	July 30, 2020	By:	/s/ LEE YIP KUNG SOLOMON
Lee Yip Kun Solomon
Chief Executive Officer